UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 12, 2015

LRI Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173579	20-5894571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Armory Drive, Suite 300
Nashville, Tennessee  37204
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(615) 885-9056

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated March 12, 2015, LRI Holdings, Inc. (the "Company") announced financial results for the Company's second quarter and year-to-date periods of fiscal year 2015, which ended on February 1, 2015.  The full text of the press release is furnished herewith as Exhibit 99.1 to this report.

The press release contains the following non-GAAP financial measures:  EBITDA, Adjusted EBITDA, and Adjusted EBITDAR.

EBITDA, Adjusted EBITDA, and Adjusted EBITDAR

EBITDA represents net income (loss) before interest expense, net, income tax (benefit) expense and depreciation and amortization.  Adjusted EBITDA is further adjusted to reflect the additions and eliminations described in the table contained in the press release. EBITDA and Adjusted EBITDA are supplemental measures of operating performance that do not represent and should not be considered as alternatives to net income or cash flow from operations as determined under GAAP, and our calculations thereof may not be comparable to those reported by other companies. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of the limitations are:

•	EBITDA and Adjusted EBITDA do not reflect our cash expenditures, or future requirements for, capital expenditures or contractual commitments;

•	EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

•	EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our indebtedness;

•	EBITDA and Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; and

•	other companies in the restaurant industry may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA only supplementally. We further believe that our presentation of these non-GAAP financial measures provides information that is useful to analysts and investors because it is an important indicator of the strength of our operations and the performance of our core business.

As noted in the table contained in the press release, Adjusted EBITDA excludes restaurant impairment charges, pre-opening expenses (excluding rent), sponsor management fees, hedging gain/loss and losses on disposal of property and equipment and property sales, share-based compensation, and non-cash rent, among other items. It is reasonable to expect that these items will occur in future periods. However, we believe these adjustments are appropriate partly because the amounts recognized can vary significantly from period to period and complicate comparisons of our internal operating results and operating results of other restaurant companies over time. In addition, Adjusted EBITDA includes adjustments for other items that we do not expect to regularly record, including goodwill and tradename impairments, restructuring costs, transaction costs, certain litigation and settlement fees and expenses recorded pursuant to accounting for business combinations. Each of the normal recurring adjustments and other adjustments described in this paragraph and in the reconciliation table contained in the press release help to provide management with a measure of our core operating performance over time by removing items that are not related to day-to-day restaurant level operations.

Management uses Adjusted EBITDA:

•
as a measure of operating performance to assist us in comparing the operating performance of our restaurants on a consistent basis because it removes the impact of items not directly resulting from our core operations;

•	for planning purposes, including the preparation of our internal annual operating budgets and financial projections;

•	to evaluate the performance and effectiveness of our operational strategies; and

•	to calculate incentive compensation payments for our employees, including assessing performance under our annual incentive compensation plan.

Adjusted EBITDAR further excludes cash rent expense from Adjusted EBITDA. Cash rent expense represents actual cash payments required under our leases. We believe Adjusted EBITDAR is important to our analysts and investors because it allows us to measure the performance of our restaurants without regard to their financing structure. Our management uses Adjusted EBITDAR to better understand the cash generated by the operations of our restaurants excluding the impact of financing obligations such as lease and interest payments.

In addition, EBITDA, Adjusted EBITDA and Adjusted EBITDAR are used by investors as supplemental measures to evaluate the overall operating performance of companies in the restaurant industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as reasonable bases for comparing our ongoing results of operations. Many investors are interested in understanding the performance of our business by comparing our results from ongoing operations from one period to the next and would ordinarily add back items that are not part of normal day-to-day operations of our business. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

We also present Adjusted EBITDA because it is substantially similar to “Consolidated EBITDA,” a defined measure which is used in calculating financial ratios in material debt covenants and other calculations in the Indenture governing our outstanding notes and our Credit Agreement. We believe that presenting Adjusted EBITDA is appropriate to provide additional information to investors about how the covenants in the agreements governing our debt facilities operate. The Credit Agreement and the Indenture may permit us to exclude other non-cash charges and specified non-recurring expenses in calculating Consolidated EBITDA in future periods, which are not reflected in the Adjusted EBITDA data, and do not permit us to exclude the legal and settlement fees related to a contract termination described in the attached press release.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1
Press release dated March 12, 2015 entitled, “LRI Holdings, Inc., the Parent Company of Logan’s Roadhouse, Inc., Announces Financial Results for the Second Quarter and Year-to-Date Periods of Fiscal Year 2015”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2015	LRI Holdings, Inc.

		By:	/s/ Nicole A. Williams
Nicole A. Williams
Vice President of Finance and Secretary
(Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
99.1
Press release dated March 12, 2015 entitled, “LRI Holdings, Inc., the Parent Company of Logan’s Roadhouse, Inc., Announces Financial Results for the Second Quarter and Year-to-Date Periods of Fiscal Year 2015”

5